Exhibit 99.4
ALLIS-CHALMERS ENERGY INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL POSITION AS OF
DECEMBER 31, 2005

	ALLIS-				ALLIS-
	CHALMERS	SPECIALTY	PRO-FORMA		CHALMERS
	CONSOLIDATED	HISTORICAL	ADJUSTMENTS		CONSOLIDATED
ASSETS
Cash and cash equivalents	$1,920	$17,476	$(11,054	)AA	$8,342
Trade receivables, net	26,964	7,254	—		34,218
Inventories	5,945	348	—		6,293
Prepaids and other	823	63	—		886

Total Current Assets	35,652	25,141	(11,054)		49,739
Property and equipment, net	80,574	19,046	71,061	AB	170,681
Goodwill	12,417	—	—		12,417
Other intangibles, net	6,783	—	—		6,783
Debt issuance costs, net	1,298	—	5,365	AC	6,663
Other assets	631	—	—		631

Total Assets	$137,355	$44,187	$65,372		$246,914

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current maturities of long-term debt	$5,632	$3,084	$(6,318	)AD	$2,398
Trade accounts payable	9,018	1,380	—		10,398
Accrued employee benefits	1,271	—	—		1,271
Accrued interest	289	—	—		289
Accrued expenses	4,350	608	—		4,958
Accounts payable, related parties	60	—	—		60

Total Current Liabilities	20,620	5,072	(6,318)		19,374
Accrued postretirement benefit obligations	335	—	—		335
Long-term debt, net of current maturities	54,937	429	110,376	AD	165,742
Other long-term liabilities	588	—	—		588

	76,480	5,501	104,058		186,039

STOCKHOLERS’ EQUITY
Common stock	169	156	(156	)AE	169
Capital in excess of par value	58,889	—	—		58,889
Treasury stock, at cost	—	(736)	736	AE	—
Retained earnings	1,817	39,266	(39,266	)AE	1,817

Total Stockholders’ Equity	60,875	38,686	(38,686)		60,875

Total Liabilities and Stockholders’ Equity	$137,355	$44,187	$65,372		$246,914

See notes to unaudited pro forma consolidated condensed financial statements.

ALLIS-CHALMERS ENERGY INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands, except per share data)

	ALLIS-		DIAMOND			DOWNHOLE			DELTA			CAPCOIL			W.T. ENT					SPECIALTY		ALLIS-
	CHALMERS	DIAMOND	PURCHASE		DOWNHOLE	PURCHASE		DELTA	PURCHASE		CAPCOIL	PURCHASE		W.T. ENT	PURCHASE		MI PURCHASE		SPECIALTY	PURCHASE		CHALMERS
	CONSOLIDATED	HISTORICAL	ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		CONSOLIDATED
Sales	$47,726	$5,584	$—		4,793	—		$3,249	—		$5,774	—		$3,862	—		—		$19,345	—		$90,333
Cost of Sales	35,300	3,565	—		3,876	—		826	298	A	4,400	398	A	2,764	249	A	—		5,388	6,576	A	63,640

Gross Profit	12,426	2,019	—		917	—		2,423	(298)		1,374	(398)		1,098	(249)		—		13,957	(6,576)		26,693
Marketing and Administrative Expense	8,199	664	163	B	872	83	B	1,798	—		676	110	B	514	100	B	—		5,219	712	C	19,110

Income (Loss) from Operations	4,227	1,355	(163)		45	(83)		625	(298)		698	(508)		584	(349)		—		8,738	(7,288)		7,583
Other Income
Interest Income	32	—	—		—	—		4	—		—	—		—	—		—		46	—		82
Interest Expense	(2,808)	(59)	—		(74)	—		(49)	—		(74)	—		(44)	—		40	D	(12)	(9,914)	D	(12,994)
Other	272	(26)	—		—	—		114	—		—	—		—	—		—		(77)	—		283

Income (Loss) Before Taxes	1,723	1,270	(163)		(29)	(83)		694	(298)		624	(508)		540	(349)		40		8,695	(17,202)		(5,046)
Minority Interest	(321)	—	(524)	E	—	—		—	—		—	—		—	—		845	F	—	—		—
Taxes	(514)	—	—		—	—		(265)	265	G	—	—		(113)	113	G	—		—	—		(514)

Net Income/ (Loss)	888	1,270	(687)		(29)	(83)		429	(33)		624	(508)		427	(236)		885		8,695	(17,202)		(5,560)
Preferred Dividend	(124)	—	—		—	—		—	—		—	—		—	—		—		—	—		(124)

Net income/ (loss) attributed to common shares	$764	$1,270	$(687)		$(29)	$(83)		$429	$(33)		$624	$(508)		$427	$(236)		$885		$8,695	$(17,202)		$(5,684)

Pro forma net income (loss) per common share
Basic	$0.10																					$(0.66)
Diluted	$0.09																					$(0.66)
Weighted average shares outstanding
Basic	7,930								385	H		294	H									8,609
Diluted	9,510								385	H		294	H									8,609
     See notes to unaudited pro forma consolidated condensed financial statements.

ALLIS-CHALMERS ENERGY INC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands, except per share data)

	ALLIS-		DELTA			CAPCOIL			W.T. ENT					SPECIALTY		ALLIS-
	CHALMERS	DELTA	PURCHASE		CAPCOIL	PURCHASE		W.T. ENT	PURCHASE		MI PURCHASE		SPECIALTY	PURCHASE		CHALMERS
	CONSOLIDATED	HISTORICAL	ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		ADJUSTMENTS		HISTORICAL	ADJUSTMENTS		CONSOLIDATED
Sales	$105,344	$821	$—		$2,161	—		$2,057	—		—		$32,709	—		$143,092
Cost of Sales	74,763	211	82	A	1,458	132	A	1,331	187	A	—		8,550	5,564	A	92,278

Gross Profit	30,581	610	(82)		703	(132)		726	(187)		—		24,159	(5,564)		50,814
Marketing and Administrative Expense	17,363	985	—		421	28	B	342	75	B	—		7,232	314	I	26,760

Income (Loss) from Operations	13,218	(375)	(82)		282	(160)		384	(262)		—		16,927	(5,878)		24,054
Other Income
Interest Income	—	3	—		—	—		—	—		—		136	—		139
Interest Expense	(4,397)	(11)	—		(26)	—		(17)	—		21	D	(185)	(9,995)	D	(14,610)
Other	186	116	—		—	—		—	—		—		72			374

Income (Loss) Before Taxes	9,007	(267)	(82)		256	(160)		367	(262)		21		16,950	(15,873)		9,957
Minority Interest	(488)	—	—		—	—		—	—		488	F	—	—		—
Taxes	(1,344)	(142)	142	G	(87)	87	G	(111)	111	G	—		—	—		(1,344)

Net income/ (loss)	$7,175	$(409)	$60		$169	$(73)		$256	$(151)		$509		$16,950	$(15,873)		$8,613

Pro forma net income (loss) per common share
Basic	$0.48															$0.58
Diluted	$0.44															$0.53
Weighted average shares outstanding
Basic	14,832		55	J		62	J									14,949
Diluted	16,238		55	J		62	J									16,355
See notes to unaudited pro forma consolidated condensed financial statements.

ALLIS-CHALMERS ENERGY INC
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
STATEMENTS
The following pro forma adjustments have been made to the historical financial statements:

AA.)	Reflects the usage of excess cash of Specialty to pay existing debt and make distributions to seller. Also reflects borrowings from Senior Notes in excess of debt repayments and financing costs.

AB.)	Reflects the step-up in the basis of the fixed assets as a result of the acquisition of Specialty to the lower of fair market value or actual cost.

AC.)	Reflects the debt issuance costs related to the Senior Notes

AD.)	Reflects the proceeds of the Senior Notes, less debt repayment from available cash.

AE.)	Reflects the elimination of Specialty’s stockholders equity.

A.)	Reflects the increase in depreciation expense as a result of the step-up in basis of fixed assets.

B.)	Reflects the increase in amortization due to the increase in other intangible assets in connection with the acquisitions of Diamond, Downhole, Capcoil and W.T. Enterprises.

C.)	Reflects the following changes in general and administrative cost that will result from the acquisition of Specialty:

•	increased rent expense of $12,000 and

•	increased amortization expense of $700,000 related to the debt issuance costs of the Senior Notes.

D.)	Reflects the interest expense related to cash borrowed to affect the acquisitions of the minority interest of M-1 and Specialty.

E.)	Reflects the 45% minority interest position of M-I on the results of operations for Diamond, which operates as a division of AirComp.

F.)	Reflects the elimination of the 45% minority interest position of M-I.

G.)	Reflects the elimination of tax provisions of the Delta and W.T. Enterprises acquisitions as Allis-Chalmers has tax net operating losses to offset net income of the acquired entities.

H.)	Reflects the issuance of shares of our common stock as part of the acquisition price. The pro forma treats the shares as having been issued at the stock price of $2.60 on January 1, 2004.

The Delta and Capcoil acquisitions were comprised of $1.0 million in stock and $765,000 in stock, respectively.

I.)	Reflects the following general and administrative cost savings that will result from the acquisition of Specialty:

•	decreased rent expense of $386,000

•	increased amortization expense of $700,000 related to the debt issuance costs of the Senior Notes.

J.)	Reflects the issuance of shares of our common stock as part of the acquisition price of Delta and Capcoil. The pro forma treats the shares as having been issued at the stock price of $4.90 on January 1, 2005. The Delta and Capcoil acquisitions were comprised of $1.0 million in stock and $765,000 in stock, respectively.